AXA PREMIER VIP TRUST

TARGET ALLOCATION PORTFOLIOS

SUPPLEMENT DATED AUGUST 18, 2008 TO THE PROSPECTUS DATED MAY 1, 2008

This Supplement updates the above-referenced Prospectus of the AXA Premier VIP Trust (the “Trust”). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

The purpose of this Supplement is to provide you with new information regarding the target allocation of each Target Allocation Portfolio as of September 1, 2008 as well as information about the approximate asset allocation of each Target Allocation Portfolio as of June 30, 2008. The section of the Prospectus entitled “Principal Investment Strategies” under the heading “Goals, Strategies & Risk of the Target Allocation Portfolios,” is hereby deleted and replaced with the following:

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Principal Investment Strategies

Each Target Allocation Portfolio seeks to achieve its objective by investing in other mutual funds managed by AXA Equitable (the “Underlying Portfolios”), which represent a variety of asset classes and investment styles. Each Target Allocation Portfolio is managed to target the specific year of planned retirement included in its name (the “retirement year”). Each Target Allocation Portfolio’s asset mix will become more conservative each year until reaching the year approximately ten years after the retirement year (the “target year”) at which time the asset allocation mix will become relatively static. The asset classes in which the Target Allocation Portfolios may invest generally are divided into domestic equity, international equity and fixed income investments. The following chart shows each Target Allocation Portfolio’s target allocation for the various asset classes (as represented by the holdings of the Underlying Portfolios in which the Target Allocation Portfolio invests) as of September 1, 2008.

Target Allocation Portfolio Asset Allocation by Retirement Year

Approximate Number of Years Before/After Retirement	40	30	20	10	Retirement	5 Yrs After	10 Yrs After
Target Allocation Portfolio	2045	2035	2025	2015		N/A*	N/A*
Asset Class

Domestic Equity	65%	60%	55%	45%	35%	25%	15%
International Equity	30%	30%	25%	25%	15%	15%	5%
Fixed Income**	5%	10%	20%	30%	50%	60%	80%

*	These allocations are not specific to any current Target Allocation Portfolio, but reflect the expected future allocations of any Target Allocation Portfolio once it reaches 5 and 10 years after its retirement year, respectively. The retirement year assumes that an investor retires at age 65.
**	These target allocations may include investment grade and high yield fixed income classes and may include domestic and foreign investments as well as short term investments such as money market instruments.

The following chart illustrates how the asset mix of the Target Allocation Portfolios will vary over time. In general, the asset mix of each Target Allocation Portfolio will gradually shift from one comprised largely of Underlying Portfolios that emphasize investments in stocks to one that increasingly favors Underlying Portfolios that emphasize investments in bonds and money market instruments.

The following table shows the approximate allocations of each Target Allocation Portfolio as of June 30, 2008. Each Target Allocation Portfolio’s shareholder report sets forth the actual allocation to the Underlying Portfolios.

Target Allocation Portfolio	2045	2035	2025	2015
Asset Class

Domestic Equity	64%	58%	52%	43%
International Equity	34%	30%	26%	23%
Fixed Income*	2%	12%	22%	34%

*	These allocations may include investment grade and high yield fixed income classes and may include domestic and foreign investments as well as short term investments such as money market instruments.

AXA Equitable establishes the asset mix of each Target Allocation Portfolio and selects the specific Underlying Portfolios in which to invest using its proprietary investment process, which is based on fundamental research regarding the investment characteristics of each asset class and the Underlying Portfolios, as well as its outlook for the economy and financial markets. AXA Equitable may change the asset allocation targets and may add new Underlying Portfolios or replace or eliminate existing Underlying Portfolios. AXA Equitable may sell a Portfolio’s holdings in an Underlying Portfolio for a variety of reasons, including to invest in an Underlying Portfolio believed to offer superior investment opportunities.

AXA Equitable will permit the relative weightings of a Target Allocation Portfolio’s asset classes to vary in response to the markets, but ordinarily only by plus/minus 15%. Beyond those ranges, AXA Equitable generally will use cash flows, and periodically will rebalance to keep each portfolio within the asset allocation targets for that Target Allocation Portfolio. However, there may be occasions when those ranges will expand to 20% of the Target Allocation Portfolio’s assets due to, among other things, appreciation or depreciation of one of the asset classes.

Information regarding the Underlying Portfolios in which the Target Allocation Portfolios currently may invest is included in this prospectus under the heading “Information Regarding the Underlying Portfolios.” Each of the Underlying Portfolios is advised by AXA Equitable and sub-advised by other advisers, certain of which are affiliates of AXA Equitable. In this connection, the Manager’s selection of Underlying Portfolios may have a positive or negative effect on its revenues and/or profits. You should be aware that in addition to the fees directly associated with a Target Allocation Portfolio, you also will indirectly bear the fees of the Underlying Portfolios, which include management and administration fees paid to AXA Equitable, and in certain instances, advisory fees paid by AXA Equitable to its affiliates. The Target Allocation Portfolios will purchase Class A or Class IA shares (as applicable) of the Underlying Portfolios, which are not subject to distribution or service (Rule 12b-1) fees.

The Underlying Portfolios may already be available directly as an investment option in your variable annuity contract or variable life policy. Therefore, you may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Target Allocation Portfolio instead of in the Target Allocation Portfolio itself. However, not all of the Underlying Portfolios of a Target Allocation Portfolio may be available as an investment option in your variable annuity contract or variable life policy. In addition, an investor who chooses to invest directly in the Underlying Portfolios would not receive the asset allocation and rebalancing services provided by AXA Equitable.